                                                                Exhibit (h)(xii)

                                   SCHEDULE B

      This Schedule is attached to and made part of the Securities Lending Authorization Agreement, dated the 28th day of November, 2007 between SPDR(R) SERIES TRUST, ON BEHALF OF EACH OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE
   B, SEVERALLY AND NOT JOINTLY (the "Funds") and STATE STREET BANK AND TRUST
                           COMPANY ("State Street").

                                                                                 TAXPAYER
                                                                              IDENTIFICATION      TAX-YEAR
FUND NAME                                                                         NUMBER          END
SPDR(R) DJ Wilshire Total Market ETF                                          04-3526697          June 30
SPDR(R) DJ Wilshire Large Cap ETF                                             14-1937147          June 30
SPDR(R) DJ Wilshire Large Cap Growth ETF                                      04-3526701          June 30
SPDR(R) DJ Wilshire Large Cap Value ETF                                       04-3526672          June 30
SPDR(R) DJ Wilshire Mid Cap ETF                                               14-1937148          June 30
SPDR(R) DJ Wilshire Mid Cap Growth ETF                                        14-1937151          June 30
SPDR(R) DJ Wilshire Mid Cap Value ETF                                         14-1937150          June 30
SPDR(R) DJ Wilshire Small Cap ETF                                             14-1937152          June 30
SPDR(R) DJ Wilshire Small Cap Growth ETF                                      04-3526668          June 30
SPDR(R) DJ Wilshire Small Cap Value ETF                                       04-3526667          June 30
SPDR(R) DJ Global Titans ETF                                                  04-3526673          June 30
SPDR(R) DJ Wilshire REIT ETF                                                  04-3526665          June 30
SPDR(R) KBW Bank ETF                                                          14-1937154          June 30
SPDR(R) KBW Capital Markets ETF                                               14-1937158          June 30
SPDR(R) KBW Insurance ETF                                                     14-1937157          June 30
SPDR(R) Morgan Stanley Technology ETF                                         04-3526664          June 30
SPDR(R) S&P(R) Dividend ETF                                                   14-1937159          June 30
SPDR(R) S&P(R) Aerospace & Defense ETF*                                       65-1276061          June 30
SPDR(R) S&P(R) Biotech ETF                                                    76-0808148          June 30
SPDR(R) S&P(R) Building & Construction ETF*                                   65-1276063          June 30
SPDR(R) S&P(R) Computer Hardware ETF*                                         65-1276065          June 30
SPDR(R) S&P(R) Computer Software ETF*                                         65-1276067          June 30
SPDR(R) S&P(R) Health Care Equipment ETF*                                     65-1276069          June 30
SPDR(R) S&P(R) Health Care Services ETF*                                      65-1276072          June 30
SPDR(R) S&P(R) Homebuilders ETF                                               76-0808150          June 30
SPDR(R) S&P(R) LeisureTime ETF*                                               65-1276073          June 30
SPDR(R) S&P(R) Metals & Mining ETF                                            56-2576727          June 30
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                             56-2576785          June 30
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                         56-2576784          June 30
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF*                               65-1276075          June 30
SPDR(R) S&P(R) Pharmaceuticals ETF                                            56-2576781          June 30

                                                                                 TAXPAYER
                                                                              IDENTIFICATION     TAX-YEAR
FUND NAME                                                                         NUMBER         END
SPDR(R) S&P(R) Retail ETF                                                     56-2576776          June 30
SPDR(R) S&P(R) Semiconductor ETF                                              76-0808148          June 30
SPDR(R) S&P(R) Telecom ETF*                                                   65-1276076          June 30
SPDR(R) S&P(R) Transportation ETF*                                            65-1276077          June 30
SPDR(R) KBW Mortgage FinanceSM ETF                                            65-1276059          June 30
SPDR(R) KBW Regional BankingSM ETF                                            56-2576775          June 30
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                                 20-8599062          June 30
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                       20-8600499          June 30
SPDR(R) Barclays Capital Long Term Treasury ETF                               20-8600546          June 30
SPDR(R) Barclays Capital TIPS ETF                                             20-8600606          June 30
SPDR(R) Barclays Capital Aggregate Bond ETF                                   20-8600831          June 30
SPDR(R) Nuveen Barclays Capital Municipal Bond ETF                            20-8600784          June 30
SPDR(R) Barclays Capital International Treasury Bond ETF                      26-0497008          June 30
SPDR(R) Nuveen Barclays Capital California Municipal Bond ETF                 26-0748255          June 30
SPDR(R) Nuveen Barclays Capital New York Municipal Bond ETF                   26-0748469          June 30
SPDR(R) Nuveen Barclays Capital Short Term Municipal Bond ETF                 26-0748494          June 30
SPDR(R) Barclays Capital High Yield Bond ETF                                  26-1226059          June 30
SPDR(R) Barclays Capital Long Term Corporate Bond ETF*                        TBD                 June 30
SPDR(R) Barclays Capital Short Term Treasury Bond ETF*                        20-8600692          June 30
SPDR(R) Barclays Capital Short Term Corporate Bond ETF*                       20-8599146          June 30
SPDR(R) Barclays Capital Intermediate Term Corporate Bond ETF*                20-8600740          June 30
SPDR(R) DB International Government Inflation-Protected Bond ETF              26-0497085          June 30
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF           26-3267006          June 30
SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF                    26-2655153          June 30
SPDR(R) Barclays Capital Long Term Credit Bond ETF                            26-2655232          June 30
SPDR(R) Barclays Capital Convertible Bond ETF                                 26-2655273          June 30
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                             26-2655105          June 30
SPDR(R) Nuveen S&P(R) VRDO Municipal Bond ETF                                 26-4736029          June 30
SPDR(R) Wells Fargo Preferred Stock ETF                                       27-0295512          June 30
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                        20-8600692          June 30
SPDR(R) Nuveen Barclays Capital Build America Bond ETF                        27-2121450          June 30

* Board approved and either SEC registered or in SEC registration, but not operational. Any fund series marked with a " * " shall not participate in securities lending unless and until the Funds have notified State Street in writing that the fund series is operational and authorized to participate in securities lending under this Agreement and such authorization is consented to by State Street in writing. Such authorization may be effected by the Funds and State Street executing a revised Schedule B with the applicable series no longer denoted as not operational.

DATED: May 12, 2010

                                       2